SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K

                                 -----------------------

                                    CURRENT REPORT


                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934



           Date of Report (date of earliest event reported):  September 27, 1994


                                     VIACOM INC.
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                (Exact name of registrant as specified in its charter)



              Delaware                1-9553                04-2949533
            -----------------    ----------------        ----------------
              (State or          (Commission File        (I.R.S. Employer
               other                 Number)              Identification
            jurisdiction                                       No.)
            of Incorporation)



           1515 Broadway, New York, New York                  10036
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           (Address of principal executive offices)          (Zip Code)



   Registrant's telephone number, including area code:  (212) 258-6000
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
          Item 5.  Other Events.
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               Murphy, et al. v. Blockbuster Entertainment Corporation, et al.
               ----------------------------------------------------------------
          On September 27, 1994, plaintiffs filed this action in state court in Texas against various defendants including Blockbuster Entertainment Corporation ("BEC"), which has been merged into
          Viacom Inc. ("Viacom"), and Video Superstores Master Limited Partnership ("VSMLP"), a dissolved limited partnership that was indirectly wholly owned by BEC at the time of its dissolution. Plaintiffs are the representatives of the two other limited partners of Charles D. Howell (See the Form 8-K of BEC dated
          August 18, 1994). Plaintiffs in this action assert the same basic causes of action as in Howell, namely, breach of fiduciary duty,
                                 ------
          conspiracy, fraud, breach of contract and intentional interference with contractual relations, and rights under Texas partnership law. Viacom believes that it has substantial defenses to these claims, including, among other things, the claims being barred by the Statute of Limitations and releases from the plaintiffs as to such claims. Viacom intends to vigorously defend the claims.











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






                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VIACOM INC.


          Date:  October 18, 1994       By: /s/ Philippe P. Dauman
                                            ---------------------------
                                                Philippe P. Dauman
                                                Executive Vice President,
                                                  General Counsel and Chief
                                                  Administrative Officer
















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